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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2005
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                              Alleghany Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


         1-9371                                             51-0283071
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(Commission File Number)                    (IRS Employer Identification Number)



                        7 Times Square Tower, 17th Floor
                            New York, New York 10036
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 752-1356
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01       Entry into a Material Definitive Agreement.

                Pursuant to the previously reported terms of the employment arrangements between Alleghany Corporation ("Alleghany") and Roger B. Gorham, Senior Vice President-Finance, upon the effectiveness of Mr. Gorham's appointment as chief financial officer of Alleghany, which became effective May 1, 2005, a proposal would be made to adjust his base annual salary from $350,000 to not less than $400,000. On July 19, 2005, the Compensation Committee of the Board of Directors of Alleghany authorized an adjustment of Mr. Gorham's base annual salary to $450,000, effective as of May 1, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Alleghany corporation



Date:  July 25, 2005                           By:  /s/ Robert M. Hart
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                                                  Robert M. Hart
                                                  Senior Vice President, General
                                                  Counsel and Secretary